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                                                                   EXHIBIT 10.1

                         AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of September 8, 1999, by and between Dynatech Corporation, a Massachusetts corporation (the "Company"), and Dynatech Corporation, a Delaware corporation ("New Dynatech").

   WHEREAS, the Company is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts;

   WHEREAS, New Dynatech is a corporation duly organized and existing under the laws of the State of Delaware;

   WHEREAS, the Company has authority to issue 200,000,000 shares of Common Stock, no par value per share (the "Company's Common Stock"), of which 120,681,048 shares are issued and outstanding and 100,000 shares of preferred stock, par value $1.00 per share (the "Company's Preferred Stock"), none of which has been issued;

   WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company's Common Stock may be issued upon the exercise of options to purchase the Company's Common Stock and pursuant to employee benefit plans of the Company and its subsidiaries;

   WHEREAS, New Dynatech has authority to issue 200,000,000 shares of Common Stock, par value $.01 per share (the "Delaware Common Stock") and 100,000 shares of preferred stock par value $1.00 per share, (the "Delaware Preferred Stock");

   WHEREAS, one hundred (100) shares of the Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by the Company;

   WHEREAS, the respective Board of Directors of the Company and New Dynatech have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into New Dynatech upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Delaware and the Commonwealth of Massachusetts in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

   WHEREAS, the respective Board of Directors of the Company and New Dynatech have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval.

   NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and New Dynatech hereby agree as follows:

   1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into New Dynatech (the "Merger") in accordance with Section 253 of the Delaware General Corporation Law ("DGCL") and Section 79 of the Massachusetts Business Corporation Law ("MBCL") such that New Dynatech shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation"). The Merger shall become effective upon the date (the "Effective Date") on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of New Dynatech and the Company, in accordance with the requirements of the DGCL and the MBCL, has been filed with the Delaware Secretary of State and the Massachusetts Secretary of State.

   2. Certificate of Incorporation. The Certificate of Incorporation of New Dynatech, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

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   3. Directors, Officers and By-Laws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation, except that the person serving as Secretary of New Dynatech shall serve as Secretary of the Surviving Corporation and the position of Clerk of the Company shall no longer exist and any person serving in such position shall not continue as an officer of the Surviving Corporation. The By-Laws of New Dynatech, as in effect on the Effective Date, shall be the By-Laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

   4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporation shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

   5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

   6. Conversion of Shares.

   (a) Upon the Effective Date, each share of the Company's Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the MBCL) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock.

   (b) Upon the Effective Date, each share of the Company's Preferred Stock issued and outstanding or held in the treasury of the Company immediately prior thereto shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Preferred Stock.

   (c) Upon the Effective Date, the one hundred (100) shares of Delaware Common Stock currently issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

   (d) Each outstanding option to purchase shares of the Company's Common Stock under any of the stock option or stock purchase plans of the Company (an "Old Option") and outstanding immediately prior to the

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Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the "New Option") to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company's Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company's stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date are automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

   7. Stock Certificates. Upon the Effective Date, each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the
MBCL) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company's Common Stock have been converted. Each stockholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company's Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company's Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company's Common Stock outstanding prior to the Effective Date (except for shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised in accordance with the MBCL) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company's Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company's Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

   8. Employee Option and Benefit Plans and Other Stock Rights. As of the Effective Date: (a) all employee option, benefit or compensation plans of the Company (collectively, the "Plans") and all obligations of the Company under the Plans, including the outstanding options granted pursuant to the Plans, and (b) all obligations of the Company under all other benefit or compensation plans and outstanding stock rights in effect as of the Effective Date with respect to which employee rights or accrued benefits or other rights are outstanding as of the Effective Date, shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee option, benefit or compensation plan of the Company provided for the issuance or purchase of, or otherwise related to, the Company's Common Stock, after the Effective Date such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Delaware Common Stock.

   9. Stockholder Approval. This Merger Agreement shall be submitted to a vote of the stockholders of the Company and the sole stockholder of New Dynatech in accordance with the laws of the Commonwealth of Massachusetts and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of two-thirds of the Company's Common Stock outstanding and entitled to vote at the Company's 1999 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

   10. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

   11. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Date with respect to any of the items contained herein.

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   12. Abandonment. At any time before the Effective Date, this Merger
Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either New Dynatech or the Company or both, notwithstanding the approval of this Merger Agreement by the stockholders of the Company or the sole stockholder of New Dynatech.

   13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent the laws of the State of Delaware are required to apply to the Merger.

   IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the Company and New Dynatech by their respective duly authorized officers as of the date first written above.

                                          DYNATECH CORPORATION,
                                          a Massachusetts corporation

                                          /s/ Mark V.B. Tremallo
                                          _____________________________________
                                          Mark V.B. Tremallo
                                          Corporate Vice President and General
                                          Counsel

                                          DYNATECH CORPORATION,
                                          a Delaware corporation

                                          /s/ Mark V.B. Tremallo
                                          _____________________________________
                                          Mark V.B. Tremallo
                                          Secretary

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